FILED PURSUANT TO RULE 497
                                        FILE NUMBER 333-48329

                       ROBERTSON STEPHENS INVESTMENT TRUST

                                   SUPPLEMENT

                TO PROSPECTUS/PROXY STATEMENT DATED JUNE 5, 1998


The Meeting of shareholders of the Robertson Stephens Global Low-Priced Stock Fund to consider a proposed merger of that Fund into the Robertson Stephens Partners Fund will be held on Wednesday, July 8, 1998, at 9:00 a.m., San Francisco time, at the offices of the Trust at 555 California Street, 26th Floor, San Francisco, California.



June 12, 1998